UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 1, 2004


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              --------------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)





        United States                   333-103210              22-2382028
----------------------------     -----------------------    ------------------
(State or other Jurisdiction     (Commission File Number)    (I.R.S. employer
     of Incorporation)                                      Identification No.)

                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                   ----------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.

Item 5.  Other Events

     On June 1, 2004, the Underwriting Agreement, dated as of May 21, 2004 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, JPMorgan Chase Bank ("JPMCB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI") and Banc One Capital Markets, Inc. ("Banc One"), as representatives of the several Underwriters, was executed and delivered by the respective parties thereto. On June 1, 2004, the Series 2004-2 Supplement, dated as of June 1, 2004, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 and by the Second Amendment thereto dated as of March 1, 2002 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On June 1, 2004, the Indenture, dated as of June 1, 2004 (the "Indenture"), between Chase Credit Card Owner Trust 2004-2 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On June 1, 2004, the Trust Agreement, dated as of June 1, 2004 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On June 1, 2004, the Deposit and Administration Agreement, dated as of June 1, 2004 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         1.3 Underwriting Agreement, dated as of May 21, 2004, among Chase USA, as Transferor, JPMCB, as Servicer, and JPMSI and Banc One, as representatives of the several Underwriters.

         4.8 Series 2004-2 Supplement, dated as of June 1, 2004 to the Third Amended and Restated Pooling and Servicing
                Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as

                Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

         4.9 Indenture, dated as of June 1, 2004 between the Trust and The Bank of New York, as Indenture Trustee.

         4.10 Trust Agreement, dated as of June 1, 2004 between the Depositor and Wilmington Trust Company, as Owner Trustee.

         4.11 Deposit and Administration Agreement, dated as of June 1, 2004 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION



                                    By:  /s/ Patricia M. Garvey
                                       --------------------------------
                                       Name:  Patricia M. Garvey
                                       Title: Vice President


Date: June 3, 2004

                              INDEX TO EXHIBITS
                              -----------------


Exhibit                                                           Sequentially
Number      Exhibit                                              Numbered Pages
-------     -------                                              --------------

1.3         Underwriting Agreement, dated May 21, 2004 among
            Chase USA, as Transferor, JPMCB, as Servicer, and
            JPMSI and Banc One, as representatives of the several Underwriters.

4.8 Series 2004-2 Supplement, dated as of June 1, 2004, to the Third Amended and Restated Pooling and Servicing Agreement, as amended by the First Amendment thereto dated as of March 31, 2001, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9 Indenture, dated as of June 1, 2004 between the Trust and The Bank of New York, as Indenture Trustee.

4.10 Trust Agreement, dated as of June 1, 2004 between the Depositor and Wilmington Trust Company, as
            Owner Trustee.

4.11 Deposit and Administration Agreement, dated as of June 1, 2004 between Chase USA, as Depositor and
            Administrator, and the Trust, as Issuer.